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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 31, 2005
                       ---------------------------------

                                 Citigroup Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                         1-9924                      52-1568099
---------------                   -----------               -------------------
(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)

                    399 Park Avenue, New York, New York 10043
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (212) 559-1000
             ------------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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                                 Citigroup Inc.
                           Current Report on Form 8-K

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On January 31, 2005, Citigroup Inc. ("Citigroup") announced that it had agreed to sell The Travelers Insurance Company, The Travelers Life and Annuity Company, and certain other domestic and international insurance businesses (the "Life Insurance and Annuity Businesses") to MetLife, Inc. ("MetLife") pursuant to an Acquisition Agreement (the "Agreement"), which is attached hereto as
Exhibit 10.1 and incorporated herein by reference. The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Citigroup currently anticipates that the intended sale would be completed this summer.

      Subject to closing adjustments described in the Agreement, the contemplated sale price would be $11.5 billion, up to $3 billion of which may be paid by the issuance to Citigroup of MetLife common and preferred stock.

      In connection with the consummation of the sale of the Life Insurance and Annuity Businesses, Citigroup and MetLife will also enter into multi-year distribution agreements.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit Number
--------------
   10.1          Acquisition Agreement, dated as of January 31, 2005, by and between Citigroup Inc. and MetLife, Inc.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 4, 2005        CITIGROUP INC.

                                By: /s/  John R. Dye
                                    --------------------------------------------
                                Name:  John R. Dye
                                Title: Assistant Secretary

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                                  EXHIBIT INDEX

Exhibit Number
--------------
    10.1          Acquisition Agreement, dated as of January 31, 2005, by and between Citigroup Inc. and MetLife, Inc.